DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to report the performance for Dreyfus New York Municipal Cash Management for the six-month fiscal period ended January 31, 1997 as shown in the following table:

                                                                                                     Annualized
                                                                 Annualized Yield                 Effective Yield*
                                                                 --------------------            ------------------
      Institutional Shares                                            3.27%                            3.32%
      Investor Shares                                                 3.02%                            3.06%
      Administrative Shares**                                         3.23%                            3.28%
      Participant Shares**                                            2.93%                            2.97%

    Please note that the fiscal year-end for the Fund was formally changed to the last day of January of each year from the last day of July of each year. The returns set forth above represent a six-month fiscal year, and are annualized accordingly. Please understand that this change does not have any detrimental effect on the Fund or on shareholders. THE ECONOMY
    In recent months, the U.S. economy appeared to be advancing more rapidly than it had been previously, as incoming data reflected an accelerated pace. December's strong gains in nonfarm payrolls and the length of the workweek, along with upward revisions of both for November, convinced many analysts that fourth quarter Gross Domestic Product (GDP) growth would be strong - in the 4% range. Their estimates were, in actuality, low, as the reported GDP rate was a brisk 4.7%. While such strong economic growth has not yet produced higher inflation, forthcoming data on wage and benefits growth, home sales, and purchasing managers' outlays may rekindle inflation concerns. Some Federal Reserve Board officials have been voicing concern already, although Fed Chairman Greenspan gave little sense of urgency in his commentary to the Senate Budget Committee on January 21. Additionally, the Fed Beige Book survey of national economic conditions contained few hints of price pressures.
    Given these indications, the Fed seems likely to rely on anti-inflation rhetoric rather than action until evidence of price pressures becomes more persuasive. Nonetheless, words of caution from Fed Chairman Alan Greenspan during December, and January's robust economic data, have pushed up market interest rates on six-month to one-year money market securities, as investors begin to see the possibility of higher rates ahead.
MARKET/PORTFOLIO OVERVIEW
    The economic picture is always an important component of our overall portfolio strategy. However, market expectations can also affect the short-term municipal market-as was the case in this most recent period. The anticipation of Federal Reserve activity prior to the Presidential election this past November left the market jittery, while the lack of Fed action in the weeks following the election helped settle the market into a trading range. However, various other influences which affect our market (most specifically supply/demand) can lead us to adjust our strategy, and result in a portfolio structure and/or average maturity which may not appear to coincide exactly with interest rate moves, economic conditions, or forecasts. For example, during this period, one might have expected that your Fund's average maturity would be relatively short in expectation of higher rates. However, we were comfortable extending the average maturity beyond 50 days, and locking in attractive rates as 1996 drew to a close, due to the expectation of limited availability of high quality municipal note issues in early 1997. This strategy served us well when rates dropped significantly (albeit temporarily) in January, and also leaves flexibility to extend further should conditions warrant and opportunities arise. In the New York market specifically, our effort to extend was, at times, hampered by the lack of high quality New York-exempt issues. This scarcity often necessitates paying a premium for New York notes.

    In the coming months, we expect additional technical market situations to occur such as increased redemptions due to tax payments during April and the maturation of significant note issues in June. As a result of these anticipated market events, we expect to adjust the Portfolio's composition to respond to the supply and cash flow changes in an effort to maximize your Fund's yield performance. As we endeavor to accomplish this, we will continue to commit to those issues which meet our high quality investment guidelines and which provide the appropriate level of liquidity for your Fund's needs. Additionally, we will monitor those conditions which affect our marketplace and adjust our investment policy where necessary in seeking to enhance your Fund's performance.
    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.
                                  Very truly yours,
                      [Richard J. Moynihan signature logo]
                                  Richard J. Moynihan
                                  Director, Municipal Portfolio Management
                                  The Dreyfus Corporation

February 18, 1997
New York, N.Y.

* Annualized effective yield takes into account the effect of compounding and is based upon dividends declared daily and reinvested monthly.
**Since inception on November 21, 1996.

DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT
STATEMENT OF INVESTMENTS                                                                                      JANUARY 31, 1997
                                                                                                      Principal
Tax Exempt Investments-100.0%                                                                           Amount         Value
                                                                                                       -------        -------
New York-92.3%
Buffalo, RAN 4.25%, Series A, 7/15/97 (LOC; Landesbank Hessen) (a)..........                    $    5,000,000  $   5,014,333
Town of Islip Industrial Development Agency, IDR, VRDN
  (Brentwood Distribution Project) 3.30% (LOC; Bankers Trust Co.) (a,b).....                         3,750,000      3,750,000
Monroe County Industrial Development Agency, Revenue, VRDN (Enbi Corp.)
  3.30% (LOC; ABN-Amro Bank) (a,b)..........................................                           100,000        100,000
Nassau County Industrial Development Agency, IDR, VRDN
  (Manhassett Association Project) 3.55% (LOC; Bankers Trust Co.) (a,b).....                         2,000,000      2,000,000
City of New York:
  VRDN:
    3.65%, Series B (Liquidity Facility; Bank of Austria and LOC; MBIA) (a,b)                        4,500,000      4,500,000
    3.65%, Series E-3 (LOC; Morgan Guaranty Trust Co.) (a,b)................                         3,100,000      3,100,000
    Trust Cultural Resource Revenue, Refunding (American Museum of Natural
History)
      3.35%, Series A (Insured; MBIA and SBPA; Credit Suisse) (b)...........                         3,000,000      3,000,000
  RAN 4.50%, Series B, 6/30/97 (Liquidity Facility: Bank of Nova Scotia,
    Canadian Imperial Bank of Commerce and Commerz Bank)....................                         5,000,000      5,013,909
  TAN 4.50%, 2/12/97........................................................                         7,000,000      7,001,477
New York City Housing Development Corporation, MFMR, VRDN
  (York Avenue Development Project) 3.55% (LOC; Midland Bank) (a,b).........                         5,000,000      5,000,000
New York City Industrial Development Agency, VRDN:
  Civil Facility Revenue
    (Childrens Oncology Society-Ronald McDonald House)
    3.40% (LOC; Barclays Bank) (a,b)........................................                           100,000        100,000
  IDR
    (Field Hotel Association JFK Project) 3.55% (LOC; Banque Indosuez) (a,b)                         9,400,000      9,400,000
New York City Municipal Water Finance Authority, Water and Sewer Systems
Revenue, VRDN
  3.75%, Series A (Insured; FGIC and Liquidity Facility; FGIC) (b)..........                         5,500,000      5,500,000
New York State, CP 3.55%, Series S, 2/12/97 (LOC; Westdeutsche Landesbank) (a)                       9,000,000      9,000,000
New York State Dormitory Authority, Revenues, VRDN (Metropolitan Museum of
Art)
  3.40%, Series A (Corp. Guaranty; Metropolitan Museum of Art) (b)..........                         6,400,000      6,400,000
New York State Energy, Research and Development Authority, PCR, VRDN:
  (Central Hudson Gas and Electric Project)
    3.45%, Series A (LOC; Union Bank of Switzerland) (a,b)..................                         3,000,000      3,000,000
  (Niagara Mohawk Power Corp.):
    3.75%, Series A (LOC; Toronto Dominion Bank) (a,b)......................                         6,200,000      6,200,000
    3.80%, Series B (LOC; Morgan Guaranty Trust Co.) (a,b)..................                         9,500,000      9,500,000
  Refunding (New York State Electric and Gas Corp.)
    3.60%, Series D (LOC; Union Bank of Switzerland) (a,b)..................                         3,000,000      3,000,000
New York State Local Government Assistance Corporation, VRDN
  3.45%, Series A (LOC: Credit Suisse and Union Bank of Switzerland) (a,b)..                         6,400,000      6,400,000
New York State Power Authority, Revenue and General Purpose (Jr. Lien)
  3.70%, 3/1/97 (LOC: Bank of America, Bank of Tokyo-Mitsubishi,
  Morgan Guaranty Trust Co. and Sumitomo Bank) (a)..........................                         5,000,000      5,000,000
Rochester, BAN 3.75%, Series I, 3/11/97.....................................                         6,815,000      6,818,429

DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT
STATEMENT OF INVESTMENTS (CONTINUED)                                                                         JANUARY 31, 1997
                                                                                                     Principal
Tax Exempt Investments (continued)                                                                     Amount          Value
                                                                                                       -------        -------
New York (continued)
Sachem Central School District, TAN 4.50%, 6/26/97..........................                    $    7,000,000  $   7,014,703
South Huntington Union Free School District, TAN 4.50%, 6/30/97.............                         3,750,000      3,758,244
Suffolk County, TAN
  4%, Series I, 8/14/97 (LOC: Canadian Imperial Bank of Commerce,
  National Westminster Bank and Westdeutsche Landesbank) (a)................                         3,000,000      3,012,238
Triborough Bridge and Tunnel Authority, Special Obligation, VRDN
  3.40% (Insured; FGIC and Liquidity Facility; FGIC) (b)....................                         4,800,000      4,800,000
U.S. Related-7.7%
Commonwealth of Puerto Rico, TRAN 4%, Series A, 7/30/97.....................                         8,625,000      8,646,187
Puerto Rico Industrial Medical and Environmental Pollution Control
  Facilities Finance Authority, Revenue (Key Pharmaceuticals)
  3.75%, Series A, 12/1/97 (LOC; Morgan Guaranty Trust Co.) (a).............                         2,000,000      2,000,000
                                                                                                                      -------
TOTAL INVESTMENTS (cost $138,029,520).......................................                                     $138,029,520
                                                                                                                      =======

Summary of Abbreviations
BAN           Bond Anticipation Notes                            MFMR    Multi-Family Mortgage Revenue
CP            Commercial Paper                                   PCR      Pollution Control Revenue
FGIC          Financial Guaranty Insurance Company               RAN      Revenue Anticipation Notes
IDR           Industrial Development Revenue                     SBPA    Standby Bond Purchase Agreement
LOC           Letter of Credit                                   TAN      Tax Anticipation Notes
MBIA          Municipal Bond Investors Assurance                 TRAN    Tax and Revenue Anticipation Notes
                 Insurance Corporation                           VRDN    Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)
Fitch (c)              or          Moody's             or         Standard & Poor's          Percentage of Value
--------                           --------                       ------------------         --------------------
F1+/F1                             VMIG1/MIG1, P1 (d)             SP1+/SP1, A1+/A1 (d)              95.3%
Not Rated (e)                      Not Rated (e)                  Not Rated (e)                      4.7
                                                                                                   ----
                                                                                                   100.0%
                                                                                                   ====

Notes to Statement of Investments:
    (a) Secured by letters of credit. At January 31, 1997, 56.8% of the Fund's net assets are backed by letters of credit issued by domestic banks, foreign banks and brokerage firms, of which Morgan Guaranty Trust Co. provided letters of credit to 11.7% of the Fund's net assets.
    (b) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (c) Fitch currently provides creditworthiness information for a limited number of investments.
    (d) P1 and A1 are the highest ratings assigned tax exempt commercial paper by Moody's and Standard & Poor's, respectively.
    (e) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Fund's Board of Trustees to be of comparable quality to those rated securities in which the Fund may invest.


See notes to financial statements.

DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT
STATEMENT OF ASSETS AND LIABILITIES                                                                     JANUARY 31, 1997
                                                                                                       Cost            Value
                                                                                                     -------           -------
ASSETS:                          Investments in securities-See Statement of Investments         $138,029,520      $138,029,520
                                 Cash.......................................                                         1,831,728
                                 Interest receivable........................                                         1,246,451
                                                                                                                       -------

                                                                                                                   141,107,699
                                                                                                                       -------
LIABILITIES:                     Due to The Dreyfus Corporation.............                                            21,912
                                 Due to Distributor.........................                                             2,194
                                                                                                                       -------

                                                                                                                        24,106
                                                                                                                       -------
NET ASSETS..................................................................                                      $141,083,593
                                                                                                                       =======
REPRESENTED BY:                  Paid-in capital............................                                      $141,091,289
                                 Accumulated net realized gain (loss) on investments                                    (7,696)
                                                                                                                       -------
NET ASSETS..................................................................                                      $141,083,593
                                                                                                                       =======

                                                     NET ASSET VALUE PER SHARE
                                                ----------------------------------


                                                    Institutional     Administrative       Investor       Participant
                                                        Shares            Shares            Shares           Shares
                                                       --------          --------          -------          --------
Net Assets.................................          $132,685,729          $100           $8,397,664          $100
Shares Outstanding.........................           132,691,510           100            8,399,579           100
NET ASSET VALUE PER SHARE..................                 $1.00         $1.00                $1.00         $1.00
                                                              ===           ===                  ===           ===




See notes to financial statements.

DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT
STATEMENT OF OPERATIONS
                                                                                      Six Months Ended  Year Ended
                                                                                               January 31, 1997*   July 31, 1996
                                                                                                  ----------           -------
INVESTMENT INCOME
INCOME                           Interest Income............................                      $2,610,139        $3,716,054
EXPENSES:                        Management fee-Note 2(a)...................                     $   150,092       $   210,603
                                 Distribution fees-Note 2(b)................                          17,645            21,087
                                                                                                      ------            ------
                                     Total Expenses.........................                         167,737           231,690
                                                                                                      ------            ------
INVESTMENT INCOME-NET.......................................................                       2,442,402         3,484,364
NET REALIZED GAIN (LOSS) ON INVESTMENTS-Note 1(b)...........................                             ---            (3,034)
                                                                                                      ------            ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                      $2,442,402        $3,481,330
                                                                                                      ======            ======
    *The Fund has changed its fiscal year end from July 31 to January 31.



See notes to financial statements.

DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT
STATEMENT OF CHANGES IN NET ASSETS
                                                                 Six Months Ended     Year Ended       Year Ended
                                                                January 31,1997(1)  July 31, 1996     July 31, 1995
                                                                    ----------         --------         --------
OPERATIONS:
  Investment income-net..............................          $     2,442,402     $  3,484,364.....$  3,607,440
  Net realized gain (loss) on investments............                    ---             (3,034)         ---
                                                                      --------         --------         --------
      Net Increase (Decrease) in Net Assets Resulting
        from Operations..............................                2,442,402        3,481,330        3,607,440
                                                                      --------         --------         --------
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net:
    Institutional Shares(2)..........................               (2,228,568)      (3,223,728)      (3,081,774)
    Investor Shares(2)...............................                 (213,834)        (260,636)        (525,666)
                                                                      --------         --------         --------
      Total Dividends................................               (2,442,402)      (3,484,364)      (3,607,440)
                                                                      --------         --------         --------
BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):
  Net proceeds from shares sold:
    Institutional Shares(2)..........................              242,549,499      517,022,996      440,951,394
    Administrative Shares(3).........................                      100           ---             ---
    Investor Shares(2)...............................               19,482,768       29,578,345       34,815,709
    Participant Shares(3)............................                      100           ---             ---
  Dividends reinvested:
    Institutional Shares(2)..........................                   79,831          200,622           88,054
    Investor Shares(2)...............................                  212,062          259,507          121,361
  Cost of shares redeemed:
    Institutional Shares(2)..........................             (242,313,788)    (486,159,463)    (422,485,469)
    Investor Shares(2)...............................              (25,614,225)     (21,543,781)     (82,238,094)
                                                                      --------         --------         --------
      Increase (Decrease) in Net Assets from
        Beneficial Interest Transactions.............               (5,603,653)      39,358,226      (28,747,045)
                                                                      --------         --------         --------
          Total Increase (Decrease) in Net Assets....               (5,603,653)      39,355,192      (28,747,045)
NET ASSETS:
  Beginning of Period................................              146,687,246      107,332,054      136,079,099
                                                                      --------         --------         --------
  End of Period......................................            $ 141,083,593    $ 146,687,246    $ 107,332,054
                                                                      ========         ========         ========
    (1)  The Fund has changed its fiscal year end from July 31 to January 31.
    (2)  Effective November 20, 1996, Class A shares were redesignated as
         Institutional Shares and Class B shares were redesignated as Investor Shares.
    (3)  From November 21, 1996 (commencement of initial offering) to January 31, 1997.


See notes to financial statements.

DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                Institutional Shares
                                                  --------------------------------------------------------------------------
                                                   Six Months Ended
                                                      January 31,                      Year Ended July 31,
                                                                        ----------------------------------------------------
PER SHARE DATA:                                       1997(1,2)        1996        1995        1994        1993        1992(3)
                                                       ------          ----        ----        ----        ----         ----
    Net asset value, beginning of period..            $  1.00       $  1.00     $  1.00     $  1.00     $  1.00      $  1.00
                                                         ----          ----        ----        ----        ----         ----
    Investment Operations:
    Investment income-net.................               .017          .034        .034        .022        .023         .022
                                                         ----          ----        ----        ----        ----         ----
    Distributions:
    Dividends from investment income-net..              (.017)        (.034)      (.034)      (.022)      (.023)       (.022)
                                                         ----          ----        ----        ----        ----         ----
    Net asset value, end of period........            $  1.00       $  1.00     $  1.00     $   1.00    $  1.00      $  1.00
                                                         ====          ====        ====        ====        ====         ====
TOTAL INVESTMENT RETURN...................               3.29%(4)      3.44%       3.46%       2.23%       2.27%        3.02%(4)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets               .20%(4)       .20%        .20%        .20%        .20%         .20%(4)
    Ratio of net investment income
      to average net assets...............               3.28%(4)      3.33%       3.42%       2.18%       2.20%        2.71%(4)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager..                  -             -           -         .06%        .18%         .37%(4)
    Net Assets, end of period (000's Omitted)        $132,686      $132,370    $101,309     $82,755    $116,527      $76,830
    (1)  The Fund has changed its fiscal year end from July 31 to January 31.
    (2)  Effective November 20, 1996, Class A shares were redesignated as Institutional Shares.
    (3)  From November 4, 1991 (commencement of operations) to July 31, 1992.
    (4)  Annualized.



See notes to financial statements.


DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                   Administrative Shares              Investor Shares                        Participant Shares
                                  ----------------------  -------------------------------------------------  ------------------
                                       Period Ended       Six Months Ended                                    Period Ended
                                        January 31,          January 31,           Year Ended July 31,         January 31,
                                                                             ------------------------------
PER SHARE DATA:                          1997(1)             1997(2,3)       1996       1995       1994(4)       1997(1)
                                         -------             ---------       ----       ----       ----          -------
    Net asset value,
      beginning of period.               $  1.00               $  1.00    $  1.00    $  1.00    $  1.00          $  1.00
                                            ----                  ----       ----       ----       ----             ----
    Investment Operations:
    Investment income-net.                  .006                  .015       .031       .032       .011             .006
                                            ----                  ----       ----       ----       ----             ----
    Distributions:
    Dividends from investment
      income-net..........                 (.006)                (.015)     (.031)     (.032)     (.011)           (.006)
                                            ----                  ----       ----       ----       ----             ----
    Net asset value, end of period       $  1.00               $  1.00    $  1.00    $  1.00    $  1.00          $  1.00
                                            ====                  ====       ====       ====       ====             ====
TOTAL INVESTMENT RETURN...                  3.24%(5)              3.04%(5)   3.18%      3.20%      2.02%(5)         2.94%(5)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to
      average net assets..                   .30%(5)               .45%(5)    .45%       .45%       .45%(5)          .60%(5)
    Ratio of net investment income
      to average net assets                 3.24%(5)              3.03%(5)   3.09%      2.81%      2.12%(5)         2.88%(5)
    Net Assets, end of period
      (000's Omitted).....                     -                $8,398    $14,317     $6,023    $53,324                -
    (1)  From November 21, 1996 (commencement of initial offering) to January
    31, 1997.
    (2)  The Fund has changed its fiscal year end from July 31 to January 31.
    (3)  Effective November 20, 1996, Class B shares were redesignated as Investor Shares.
    (4)  From January 18, 1994 (commencement of initial offering) to July 31, 1994.
    (5)  Annualized.



See notes to financial statements.

DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus New York Municipal Cash Management (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold without a sales load. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Institutional Shares, Administrative Shares, Investor Shares and Participant Shares. Effective November 20, 1996, Class A shares were redesignated as Institutional Shares and Class B shares were redesignated as Investor Shares. Administrative Shares, Investor Shares and Participant Shares are subject to a Service Plan adopted pursuant to Rule 12b-1 under the Act. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    The Fund has changed its fiscal year end from July 31 to January 31.
    (A) PORTFOLIO VALUATION: Investments are valued at amortized cost, which has been determined by the Fund's Board of Trustees to represent the fair value of the Fund's investments.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    The Fund has an unused capital loss carryover of approximately $7,700 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to January 31, 1997. If not applied, $600 of the carryover expires in fiscal 2001, $100 expires in fiscal 2002, $4,000 expires in fiscal 2003 and $3,000 expires in fiscal 2005.
    At January 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .20 of 1% of the value of the Fund's average daily net assets and is payable monthly.
    Unless the Manager gives the Fund's investors 90 days notice to the contrary, the Manager and not the Fund, will be liable for Fund expenses (exclusive of taxes, brokerage, interest on borrowings and with the prior written consent of the necessary state securities commissions, extraordinary expenses) other than the following expenses, which will be borne by the Fund: the management fee, and with respect to the Fund's Administrative Shares, Investor Shares and Participant Shares, Rule 12b-1 Service Plan expenses.
    (B) Under the Fund's Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, relating to its Administrative Shares, Investor Shares and Participant Shares, the Fund (a) reimburses the Distributor for distributing such classes of shares and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, and their affiliates (collectively, "Dreyfus") for advertising and marketing relating to such classes of shares and for providing certain services relating to shareholder accounts in such classes of shares, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts ("Servicing"), at an aggregate annual rate of .10, .25 and .40 of 1% of the value of the average daily net assets of Administrative Shares, Investor Shares and Participant Shares, respectively. Both the Distributor and Dreyfus may pay one or more Service Agents (a securities dealer, financial institution or other industry professional) a fee in respect of the Fund's Administrative Shares, Investor Shares and Participant Shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Both the Distributor and Dreyfus determine the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended January 31, 1997, $17,645 was charged to the Fund with respect to Investor Shares. The amounts charged to the Fund with respect to Administrative Shares and Participant Shares for the period ended January 31, 1997 were immaterial.
    (C) Each trustee receives an annual fee of $1,000 and an attendance fee of $500 per meeting.

DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT
    We have audited the accompanying statement of assets and liabilities of Dreyfus New York Municipal Cash Management, including the statement of investments, as of January 31, 1997, and the related statement of operations for the six months ended January 31, 1997 and for the year ended July 31, 1996, the statement of changes in net assets for the six months ended January 31, 1997 and for each of the two years in the period ended July 31, 1996, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus New York Municipal Cash Management at January 31, 1997, the results of its operations for the six months ended January 31, 1997 and for the year ended July 31, 1996, the changes in its net assets for the six months ended January 31, 1997 and for each of the two years in the period ended July 31, 1996, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                              [Ernst and Young LLP signature logo]
New York, New York
March 6, 1997


DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during the six months ended January 31, 1997 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are New York residents, New York State and New York City personal income taxes).



Registration Mark
[Dreyfus lion "d" logo]
DREYFUS NEW YORK MUNICIPAL
CASH MANAGEMENT
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                287/677/585/595AR971
Registration Mark
[Dreyfus logo]
New York
Municipal
Cash Management
Annual Report
January 31, 1997